N A S D A Q : H E A R Important Cautions Regarding Forward Looking Statements Forward-Looking Information This presentation includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are statements that are not historical facts including statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend,” “foresee,” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties that could cause Turtle Beach Corporation’s results to differ materially from those described in the forward- looking statements include, for example, statements regarding benefits of the recently completed merger, integration plans, expected synergies, market opportunities, future products and anticipated future financial and operating performance and results, including estimates for growth, and the other factors discussed in our public filings, including the section entitled “Risk Factors” in Turtle Beach’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other periodic reports filed with the SEC and available on the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Turtle Beach Corporation undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation also contains trademarks and trade names that are property of their respective owners. Non-GAAP Financial Measures This presentation contains certain financial measures, including adjusted EBITDA that the Securities and Exchange Commission defines as "non-GAAP financial measures." These non-GAAP financial measure, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP financial measures are not a measurement of financial performance or liquidity under GAAP and should not be considered an alternative to the Company’s other financial information determined under GAAP. Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. “Adjusted EBITDA” is defined by the Company as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation (non-cash), and certain special items that we believe are not representative of core operations. See Appendix A for a reconciliation of these non-GAAP measures. 1 © 2015 Turtle Beach Corporation. All Rights Reserved.

Who We Are

TURTLE BEACH CORPORATION NASDAQ: HEAR

- **Turtle Beach** is a premier audio innovation company
- **We develop and commercialize** audio technologies for large addressable markets with our Turtle Beach® and *HyperSound*® brands
  - **Turtle Beach:** The dominant gaming headset brand in early stages of major industry growth cycle
  - ***HyperSound*:** Directional audio offering with commercial market viability and recent launch into a $5 billion hearing health category
- **We have a strong and growing** patent portfolio[1]
  - 49 issued
  - 109 pending



1) As of Dec 31, 2015.

2

Strong Headset Business & Disruptive New Audio Technology

TURTLE BEACH CORPORATION NASDAQ: HEAR

	Headsets	*HyperSound*
Overview	Market share leader with large, loyal customer base	Breakthrough audio technology that allows directed placement of sound
Markets	Console Gaming, PC Gaming, Mobile	Healthcare, Commercial, Consumer, Licensing
Catalysts	Early stages of gaming console transition with fully launched next gen portfolio	Launched *HyperSound Clear™* into the $5B hearing health market in Q4-15
Financial Profile	$160-$162M in revenues (FY-15E)[1]	Target gross margins of 50+%

1) As of the date hereof, the Company has amended the sales guidance originally issued on November 9, 2015.

3

N A S D A Q : H E A R Gaming Headsets 4

Dominant Gaming Audio Provider with Leading Market Share

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- **#1** gaming headset in 2014 by market share
  - **46%** of U.S. market
  - **52%** of U.K. market
- Broad portfolio of headsets for **Xbox** and **PlayStation**, and growing offering of **PC** gaming headsets
- Headsets in over **25K storefronts** in over **40 countries** as of Q4 2015
- Awareness among Xbox and PlayStation console gamers **increasing 40%** from 2012 to 2014
- Turtle Beach accounted for **six of the top 10 headsets sold in the U.S.** during 2014

#1 IN GAMING AUDIO

2014 U.S. Gaming Headset Market Share



TURTLE BEACH
46%

Sources: U.S. data from The NPD Group, Inc., Turtle Beach Brand Awareness and Sentiment Study by The NPD Group, Inc.

5

We Have Differentiating Technology…

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Advanced Chat

Chat technology like noise gate, chat boost, variable microphone monitor

Digital Signal Processing (DSP)

Game audio and chat presets that can be customized using a new mobile app

Bluetooth

Dual-pairing Bluetooth in most wireless headsets for chat, mobile gaming, audio calls and music streaming

Active Noise Cancellation

1st gaming headset to use noise cancellation for both inbound audio and outbound chat

DTS Headphone:X

1st gaming headsets with DTS 7.1 surround sound to provide incredibly accurate and immersive directional sound

Superhuman Hearing™

Provides a competitive advantage by making important, quiet sounds louder and easier to hear

6

N A S D A Q : H E A R Strong Retail Presence Great Partnerships 12,000+ Interactive Displays Sample retailers …And Strong Distribution 7 Product sales in over 40 countries with over 280,000 points of distribution Partnerships with industry leading brands Market leader in deploying interactive gaming headset displays

N A S D A Q : H E A R Console Transition Expected To Drive Growth During Holiday 2013, New Consoles Were Launched 8 $92 $166 $207 2010 2011 2012 Turtle Beach Revenue $ in Millions “Old Gen” Gaming Consoles “Console Transition” • Announced Q1 2013 • Launched Nov 2013 Xbox 360 PlayStation 3 (PS3) Xbox One “New Gen” Gaming Consoles PlayStation 4 (PS4)  Users immediately began slowing purchases at announcement, particularly mid and high tier  Limited forward compatibility with existing headset models  new portfolio of headsets needed  Xbox One required license and proprietary new connectivity hardware (“console adapter”)  Microsoft delayed all gaming headsets for Xbox One until March 2014

N A S D A Q : H E A R 9 Our Portfolio Transition is Nearly Complete Discontinued the Majority of our Old Gen Headsets & Launched New Portfolio in Just Two Years • Transition caused sales declines & higher expenses • Credit given to retailers to help old gen sell-through • Old gen inventory write-offs contributed to higher COGS • Initial increase in R&D costs for new gen development • Broadest lineup of new gen headsets • Many were first-to-market and/or with industry-leading capabilities • New gen headsets contributing YTD Q3-15 gross margin ~1,000 bps higher than old gen 4 4 3 6 5 2 3 1 4 2013 2014 2015 Old Gen Models Low (<$50) Lower Mid ($50-99) Upper Mid ($100-200) High (>$200) 1 1 5 4 5 1 3 3 2 3 2013 2014 2015 New Gen Models Low (<$50) Lower Mid ($50-99) Upper Mid ($100-200) High (>$200)

N A S D A Q : H E A R 0M 20M 40M 60M 80M 100M 120M 2013 2014 2015 2016E 2017E 2018E Active Installed Base of Consoles 2015-2016  New gen ramp begins to offset old gen decline  New gen headset portfolio largely complete  New gen active installed base expected to cross over old gen in Q4-15 – almost two years earlier than initial industry projection 2017-2018  New gen installed base peaks in 2018 after rapid growth  Normalized industry growth expected following 2018 2015 Marks Expected Crossover Point Source: DFC, May 2015. New Gen: Xbox One, PS4 Old Gen: Xbox360, PS3 2015 Marks Expected Installed Base Crossover Point 10 2015 Marks the New Gen & Old Gen Crossover

N A S D A Q : H E A R $8 $30 $58 $90 $123 $155 2013 2014 2015 2016E 2017E 2018E Cumulative Xbox One & PS4 Sales ($ in Millions) Console Transition Expected To Drive Growth Source: DFC Intelligence Forecasts: Worldwide Console Forecast, May 2015. 1) Percentage of total cumulative expected Xbox One and PS4 unit sales through 2018. Console Transition Expected to Drive Growth 11 New gen sales up 65% vs. same stage of prior cycle… …and 62% of sales are still expected to come¹ Console Cycles Have Typically Lasted Eight Years, So We Are Still in Early Innings

Our Product Leadership Continues with 2015 Launches

TURTLE BEACH CORPORATION
NASDAQ: HEAR

PS4

PX24 Surround Headset

- Multi-platform compatibility
- Virtual Surround Sound
- Superhuman Hearing ***(1st & only innovation)***
- SuperAmp powered amp ***(1st & only innovation)***



RECON 60P Stereo Headset

- New over-ear design for extended comfort
- 40mm speaker drivers, USB powered amplifier
- 3.5mm connection plugs directly into controller
- Removable mic



RECON 50P Stereo Headset

- Brand new over-ear design for extended comfort
- 40mm speaker drivers
- 3.5mm connection plugs directly into controller
- Removable mic



XBOX ONE

ELITE 800X Premium Wireless Headset

- 2nd 100% wireless on XB1 ***(1st & only innovation)***
- Active noise cancellation ***(1st & only innovation)***
- DTS Headphone: X Surround ***(1st & only innovation)***
- Superhuman Hearing ***(1st & only innovation)***
- Dual HQ boom-less mics
- Charging stand & transmitter; bluetooth equipped



STEALTH 420X Wireless Headset

- 3rd 100% wireless on XB1 ***(1st & only innovation)***
- Separate game and chat volume
- Mic monitoring
- Voice prompts & removable mic



RECON 30X Chat Communicator

- Slotted ear-cup design
- Over-ear design for extended comfort
- 40mm speaker drivers
- In-line master volume and mic mute controls



12

N A S D A Q : H E A R <$50 $50 - $99 $100 - $200 >$200 PS4 Xbox One PS4 Xbox One PS4 Xbox One PS4 Xbox One Recon 60P Recon 50P P4c Recon 50X Recon 30X Stealth 400 PX22 XO4 Stealth XO1 Stealth 500P Stealth 420X XO7 Pro Elite 800 Stealth 500X Elite 800X PX24 Sony Silver Wired Gold Wireless Microsoft XB1 Chat XB1 Stereo Astro A40 + M80 A40 + MixAmp A50 A40 + MixAmp A50 PDP LVL 5+ LVL 3 LVL 1 LVL 3 LVL 1 AG 9 AG 9 LVL 5+ Mad Catz Kaiken Kama Kaiken Kama Kunai We Cover All Key Price Points – More than Any Competitor 13 Retail ASP

Almost Completed Revenue Transition to New Gen

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Total Headset Revenues Transition Since 2013



$178M
$186M
$160-
$162M
Other
New Gen
Old Gen
2013
2014
2015E[1 2]

New Gen Revenues Growing Quickly



2013
2014
2015E
2016
Expectations

- Old gen revenues less than 12% of sales in Q4
- Next gen portfolio, including recently launched products, continues to perform well with strong sell through
- Brick and mortar conservatism resulted in somewhat lower sell-in than expected and lower year-end channel inventories
- Old gen expected to decline rapidly in 2016; new gen expected to continue to grow in 2016
- New gen headsets producing year-to-date gross margin 9% higher than old gen
- Gross margin and EBITDA margins expected to improve in 2016

Note: Old gen, new gen revenue splits are approximations.

1) As of the date hereof, the Company has adjusted the guidance originally issued on November 9, 2015.
2) Strong U.S. dollar expected to impact Q4-15 international revenue by $15-$20 million.

14

N A S D A Q : H E A R PC Gaming International Headset Growth Opportunities 15  Launched eight new SKUs in 2014  Launched PC gaming accessories in 2014 including:  Keyboards Mice  Mouse pads  PC gaming more popular than console gaming in markets like Germany, China and other parts of Asia Sample PC Products

Headset Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

PC Gaming

International

- New gen console sales even stronger internationally
- Strong growth in Europe led by U.K. and strong share gains in Germany and France
- China represents long-term growth opportunity for console and PC gaming headsets
  - China lifted video game console ban in Sept 2013
  - Turtle Beach first-to-market with Xbox One gaming headsets
  - 446M Chinese gamers[2]
  - China represents <5% of our revenues today

Chinese Games Market Sales Forecast[1]



All Other Game Segments
Computer Games
23% Total Growth
$18.1B
$22.2B
$5.0B
$7.0B
16% Growth
$13.1B
$15.2B
2014
2015

1) Newzoo 2015 Global Games Market Report Premium.
2) CGA, Newzoo China vs. US report Aug 2015.

16

17

HyperSound – A New Sound Delivery Mechanism

TURTLE BEACH CORPORATION NASDAQ: HEAR

- **How does *HyperSound* work?**
  - Thin panels generate an ultrasound beam
  - Audio is injected into and carried by the beam
  - Sound is contained to the air within the ultrasound beam
  - Eliminates most background noise when in beam
- Q4-15 launch into $5 billion hearing health market via *HyperSound Clear™* product
- Viability in commercial markets demonstrated by national retail chain rollout (Best Buy)
- Future opportunities in consumer markets and licensing agreements

How *HyperSound* Works


Traditional Audio
HyperSound Audio Beams

18

HyperSound Clear – A $5 Billion Hearing Health Opportunity

TURTLE BEACH CORPORATION NASDAQ: HEAR

- Global hearing aid market is worth **$5 billion**[1]
- 35-40% of people 65+ suffer from hearing loss[1]
- ~13M hearing aids are sold annually[1]
- *HyperSound Clear* improves the listening experience and speech intelligibility for individuals with hearing loss
- Targets living room TV/audio solution to improve speech comprehension, intelligibility and enhanced listening experience
- Potential complementary and incremental revenue stream for audiologists, since current hearing aid conversion ratio is very low:
  - **~4% in ages 50-59**[2]
  - **~22% in ages 80+**[2]

360 Million or 5% of the World's Population Suffer from Disabling Hearing Loss[1]



48M
in U.S.
312M
Internationally

HyperSound Clear **improves the listening experience and speech intelligibility for individuals with hearing loss**

1) Johns Hopkins School of Medicine, Nov 2011. World Health Organization, 2013.
2) The Hearing Review, Tech Topic, Oct 2015.

19

U.S. Market Structure & Channel Approach

TURTLE BEACH CORPORATION
NASDAQ: HEAR

✓ = Signed deals

Retail Channel	Market Size	Channel Landscape
Independent & Buying Groups	8,000 Points of Sale (POS) 1.2M Units[1]	AHAA American Hearing Aid Associates ✓; AMG Audiology Management Group, Inc. ✓; elite Hearing Network ✓
Retail Store Front	4,000 POS 750K Units[1]	Beltone ✓; Connect Hearing; HearUSA; Miracle-Ear; All American Hearing; lifestyle Hearing la vie auditive
Veterans Admin.	800 POS 725K Units[1]	Department of Veterans Affairs
Direct to Consumer	300 POS 450K Units[1]	Costco Wholesale; HearPO Hearing Benefits Made Simple; HearingPlanet Welcome to a world of better hearing.

Initial channel focus for *HyperSound Clear* represents 90%+ of the points of sale

1) Approximate units of hearing aids sold via this channel.

20

HyperSound Clear For Hearing Market: Our Strategy

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Hired Rodney Schutt in 2014 to run *HyperSound* team
  - Former president/CEO of two large hearing aid companies, Widex and Unitron, and previously a senior executive at GE Healthcare
  - Assembled a team of seasoned audiology industry experts to drive channel development at Turtle Beach
- Two years of product development on *HyperSound Clear 500P* completed with shipments started late Oct 2015
- FDA 510 (K) clearance in Feb 2014 allows us to market the product as an "aid to hearing"
- Partnered with Foxconn for manufacturing (the largest contract manufacturer of electronic products)
- Sold through Hearing Health Care professionals for MSRP of $1,675 and programmed for specific user's hearing profile
- Through our partnership with CaptionCall®, offering limited time complimentary white glove installation



21

HyperSound Clear: Launch Cadence

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Secured channel relationships with 5,600+ hearing health offices and retail locations in the U.S. – **representing ~45% of total distribution points**
- First months of launch will focus on **small subset of 5,600 offices** as we integrate channel and consumer feedback and increase supply
- **Current production schedule through 2015 is limited and already fully allocated**
- By the end of Q1-16, we expect to increase our manufacturing output and the number of hearing healthcare partner locations that carry *HyperSound Clear*

We're Partnered with ~45% of the Hearing Health Locations Across the U.S.

AuDConnex – Practice Strategy. Enhanced.

Beltone New England

Fuel Medical

Battery Benelux

AMG – Audiology Management Group, Inc.

ARC – Amplified Resource Group, LLC

AHAA – American Hearing Aid Associates

22

2015 Patient Preference Study

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- **Study:** Surveyed 58 adults exposed to two minute demonstration of *HyperSound Clear* at the conclusion of their audiologist appointment
- **Results:**
  - 69% rated the audio experience as "very good" or "excellent"
  - 79% said *HyperSound Clear* improved their ability to hear and understand speech
  - 69% said they would either maybe, probably or definitely purchase
- **Our conclusion:** *HyperSound Clear* may have substantial value for consumers with hearing loss and provides clinicians with another intervention option for patients with hearing loss (especially with poor attach rates of hearing aids)

How do you rate your listening experience with *HyperSound*?



[CELLREF]
[CELLREF]
Very Good
35%
Poor
2%
Excellent
34%

Does *HyperSound* improve your speech recognition ability?



Improvement
14%
Some
Improvement
3%
No Improvement
3%
Tremendous
Improvement
(Heard Every
Word)
16%
[CATEGORY
NAME]
[PERCENTAGE]

23

N A S D A Q : H E A R Headset Revenue Growth HyperSound Revenues Beginning to Ramp 24  Almost two years of investment to commercialize hearing product  Product launched late Oct 2015 in U.S.  Early channel results demonstrate successful sales but longer lead time than planned for offices to become productive  Revenues expected to gradually increase as supply and points of distribution increase and offices are fully trained and productive  Margins expected to gradually increase from 20%’s to 40’s% by Q3-16 as revenues scale  Europe launch anticipated for late Q1  Increasing HyperSound revenues expected to significantly reduce net investment in 2016 R ev en u e s $0.0M $0.1M $0.2M $0.3M $0.4M $0.5M $0.6M Q1-15 Q2-15 Q3-15 Q4-15E 2016 Expectations P rofi tabi lit y

Potential Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Commercial

Consumer & Licensing

- Pre-defined sound zones for in-store promotional, informational, beaconing and way-finding messages
- Audio for interactive kiosks and displays
  - 20M digital signs currently in North America[1]
  - 34M ATMs, vending machines and self-services kiosks in N. America by 2015[2]
  - 2.5M self-service kiosks by 2015[2]
- *HyperSound*/Kiosk pairing has shown a near 50% sales increase in a retail environment[3]
- In Nov. 2014, achieved first wide-scale deployment via Activision Call of Duty® retail displays in ~1,000 Best Buy stores
- Pursuing other showcase installations at brand name retailers


CALL OF DUTY
ADVANCED WARFARE
11.4.14
CALL OF DUTY
ADVANCED WARFARE
CALL OF DUTY
CALL OF DUTY
SEASON PASS
CALL OF DUTY

1) BUNN Research, Jan. 2014.
2) *Self-Service Markets: ATMs, Kiosks, Vending Machines*, BCC Research, Mar. 2011.
3) POPAI | *HyperSound* In-Store Research Report, Jun. 2015.

25

Potential Growth Opportunities

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Commercial

Consumer & Licensing

- Immersive, directed 3D audio presents **consumer** opportunities for:
  - Home theater systems
  - Entertainment and gaming soundbars
  - Computer speakers
- Evaluating consumer product opportunities in 2016 and beyond
- Potential **licensing** market opportunities include:
  - Automotive and other transportation markets
  - Government and military applicants
  - Displays and televisions
- Plans to pursue licensing opportunities in 2016 and beyond





26

N A S D A Q : H E A R 26 28 35 49 20 68 86 109 Jan 2013 Jan 2014 Jan 2015 Dec 2015 Pending Issued  Headset innovations:  Audio processing  Gaming specific features  HyperSound innovations:  Emitter construction  Ultrasound and emitter electronics  Digital signal processing techniques  Market uses of ultrasound audio 121 96 46 158 Strong & Rapidly Growing Patent Portfolio¹ 27 1) As of Dec 31, 2015.

N A S D A Q : H E A R ADDITIONAL FINANCIAL INFORMATION 28

Key Financial Context

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Headset business was highly disrupted 2013-2015 by console transition, impacting revenue, margin, costs and profitability
- Turtle Beach new gen portfolio is now largely complete and old gen is under 12% of revenue, which should improve headset margins
- Headset business is targeting 30%+ gross margins with minimal OpEx growth
- Development and commercialization of *HyperSound Clear* hearing product began Jan 2014, with over $23M in investment in 2014 and 2015
- *HyperSound Clear* launched Oct 2015 and is expected to gradually ramp revenue as supply and distribution increase
- HyperSound business is targeting 50%+ gross margins once scale is achieved late 2016
- Growth in revenues expected to provide strong profitability leverage given large portion of operating costs don’t scale with revenues

Headset EBITDA expected to improve as new gen headsets increase in share of revenue

HyperSound EBITDA expected to improve as HyperSound Clear product is now launched and ramping revenues

29

N A S D A Q : H E A R Balance Sheet Overview  Secured $15M term loan July 2015  In Nov 2015, prepaid $2.5M of term loan with proceeds of additional sub debt, which the lenders required come from Stripes (our largest shareholder)  Peak borrowing season on asset-based loan occurs Sept to Nov leading up to holiday season  Loan balance decreases significantly post-holiday season as receivables are collected  $46.6M federal and $19.4M state net operating losses (NOLs) as of Sept 30, 2015 offset taxable income  NOLs do not begin to expire until 2029 Capitalization ($ Millions) As of 12-31-14 As of 9-30-15 Cash & Equivalents $7.9 $3.1 Debt Revolver (asset-based loan) $36.9 $20.6 Term Loans $7.7 $21.4 Subordinated Notes $0.0 $14.3 Preferred Stock $14.9 $15.8 Total Debt $59.5 $72.2 Cash and Availability $22.9 $16.3 30

Key Takeaways

TURTLE BEACH CORPORATION
NASDAQ: HEAR

- Market leading console gaming headset brand in early stages of "once-in-a-decade" industry growth cycle
- Broad market share opportunities in PC gaming headsets and international markets
- *HyperSound* launch into $5B hearing health category represents strong growth opportunity
- *HyperSound* commercialization and new gen headset transition expected to meaningfully improve margins, profitability and cash flows





31

Contact Us

TURTLE BEACH CORPORATION
NASDAQ: HEAR

Investor Relations:
Cody Slach
Liolios
949.574.3860
HEAR@Liolios.com

Media Contact:
Maclean Marshall
Turtle Beach Corporation
858.914.5093
Maclean.Marshall@turtlebeach.com

COMPANY WEBSITES

www.turtlebeachcorp.com **www.turtlebeach.com** **www.*hypersound*.com**

32

Appendix

Experienced Management Team

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Juergen Stark
CEO

- COO of Motorola Mobility's mobile business
- 10 years as principal at McKinsey & Company



Rodney Shutt
SVP, GM - HyperSound

- 25+ years of experience in the hearing health medical device industries
- Past president/CEO of Luminetx, Aspyra, Unitron Hearing, and Widex Hearing, both leading hearing aid companies



Rob Andris
SVP, Global Supply Chain & Ops

- 20 years in supply chain management
- VP, Global Supply Chain Operations with Hewlett Packard



Yuka Yu
SVP of Global Consumer Sales

- 15 years in consumer audio
- Led peripheral products for PlayStation at Sony



Scott Steele
SVP of Product Development

- 23 years of experience in technology product development
- Founded Green Edge Technologies and served for 2 years as its CEO



John Hanson
CFO

- EVP and CFO at Dialogic
- CFO at One Communications Corp



Richard Kuvalik
CTO

- 15+ years in consumer audio
- Led peripheral products for PlayStation at Sony



Daniel Lee
SVP of Marketing

- 20+ years of consumer industry experience
- Harman, LG Electronic and Hitachi



Megan Wynne
VP Legal & Licensing

- 5 years with I-Flow, a Kimberly-Clark Health Care Company
- 13 years with Morris Polich & Purdy law firm



Woody Norris
Chief Scientist

- Noted life-long inventor and entrepreneur
- Lemelson-MIT Prize for the invention of *HyperSound*

34

Board of Directors

TURTLE BEACH CORPORATION
NASDAQ: HEAR



Ron Doornink
Chairman

- Former Chairman and CEO of Activision Publishing (NASDAQ: ATVI)
- Operating partner of Stripes Group, LLC
- Founder and principal of Erasmus Equity Investments



Juergen Stark
CEO and Director

- COO of Motorola Mobility's mobile business
- 10 years as Principal at McKinsey & Company, Inc.
- MBA, Harvard Business School; B.S. Aerospace, University of Michigan



Ken Fox
Director

- Managing partner of Stripes Group, LLC
- Former Managing Director and co-founder of Internet Capital Group (NASDAQ: ICGE)
- Co-founder of A-10 Capital and Sentinel Fund



William Keitel
Director

- Former CFO of Qualcomm Incorporated (NASDAQ: QCOM)
- During his time at the company grew revenues from ~$800M to ~$25B
- Held senior financial roles at Nortel (OTC: NRTLQ) and Pepsico (NYSE: PEP)



Laureen DeBuono
Director

- Partner at leading CFO consulting services firm FLG Partners, LLC
- Former President and CEO of Coapt Systems, Inc.
- Former COO and CFO of hearing aid manufacturer ReSound Corp.



Dr. Andrew Wolfe, PhD
Director

- Founder and principal of Wolfe Consulting
- Former Chief Technology Officer for SONICblue, Inc.
- B.S.E.E. in Electrical Engineering and Computer Science, Johns Hopkins; Ph.D. in Computer Engineering, Carnegie Mellon

35